Exhibit 10.41
AMAIZING ENERGY HOLDING COMPANY, LLC
                     Units
Placement Agency Agreement
                    , 2008
William Blair & Company, L.L.C.
222 West Adams Street
Chicago, Illinois 60606
Ladies and Gentlemen:
          Section 1. Introductory. Amaizing Energy Holding Company, LLC an Iowa limited liability company (the “Company”), proposes to issue and sell an aggregate of up to [                    ] membership units, (the “Units”) in the Company directly to certain investors (the “Offering”). The Company has engaged William Blair & Company, L.L.C. (“you,” “your” or the “Placement Agent”) to act as Placement Agent to sell the Units to certain investors identified by you (the “Investors”) on a reasonable best efforts basis. The Offering will be governed by this Agreement, including, without limitation, the provisions regarding the scope of services and payment of fees to you as set forth on Exhibit A attached hereto. This Agreement shall not give rise to any commitment by the Placement Agent to purchase any of the Units, and the Placement Agent shall have no authority to bind the Company.
          Section 2. Representations and Warranties of the Company. The Company represents and warrants to the several Underwriters that:
     (a) A registration statement on Form S-1 (File No. 333-142792), a related preliminary prospectus relating to the Units has been prepared and filed with the Securities and Exchange Commission (“Commission”) by the Company in conformity with the requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “1933 Act;” unless otherwise indicated, all references herein to specific rules are rules promulgated under the 1933 Act); and the Company has so prepared and has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The Company will, with respect to each preliminary prospectus, prepare and file a prospectus pursuant to Rule 424(b) that discloses the information previously omitted from such preliminary prospectus in reliance upon Rule 430A. There have been or will promptly be delivered to you three signed copies of such registration statement and amendments, three copies of each exhibit filed therewith, and conformed copies of such registration statement and amendments (but without exhibits) and of the related preliminary prospectuses and final forms of prospectus for each of the Underwriters.
     Such registration statement (as amended, if applicable) at the time it becomes effective, the prospectus relating to the Units (in each case, including the information, if any, deemed to be part thereof pursuant to Rule 430A(b)), as from time to time amended or supplemented, are hereinafter referred to as the “Registration Statement” and the “Prospectus,” respectively, except that if the Company provides any revised prospectus to you for use in connection with the Offering which revised prospectus differs from the Prospectus on file at the Commission at the time the Registration Statement became or becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b)), the term Prospectus shall refer to such revised prospectus from and after the time it was provided to you. Any registration statement (including any amendment or supplement thereto or information which is deemed part thereof) filed by the Company under Rule 462(b) (“Rule 462(b) Registration Statement”) shall be deemed to be part of the “Registration Statement” as defined herein, and any prospectus (including any amendment or supplement thereto or information which is deemed part thereof) included in such registration statement shall be deemed to be part of the “Prospectus” as defined herein. The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder are hereinafter collectively referred to as the “Exchange Act.”
     (b) The Commission has not issued any order preventing or suspending the use of any preliminary prospectus, and each preliminary prospectus has conformed in all material respects with the requirements of the 1933 Act and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; and when the Registration Statement becomes effective, and at all times subsequent thereto, the Registration Statement, including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b), if applicable, the Prospectus and any amendments or supplements thereto, contained or will contain all statements that are required to be stated therein in accordance with the 1933 Act and in all material respects conformed or will in all material respects conform to the requirements of the 1933 Act, and none of the Registration Statement, the Prospectus and any amendment or supplement thereto, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
     As of the Applicable Time hereinafter defined, neither (x) the Issuer General Use Free Writing Prospectus(es) hereinafter defined issued at or prior to the Applicable Time and the Prospectus as of the Applicable Time nor (y) any individual Issuer Limited Use Free Writing Prospectus hereinafter defined, all being considered together (collectively, the “Disclosure Package”), included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading.
     As used in this Section 2(b) and elsewhere in this Agreement:
     “Applicable Time” means the time the Registration Statement is declared effective by the Commission or such other time as agreed by the Company and the Placement Agent.
     “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Units that (i) is required to be filed with the Commission by the Company, (ii) is a “road show for an offering that is a written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Units or of the Offerings that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form required to be retained in the Company’s records pursuant to Rule 433(g).

     “Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a Bona Fide Electronic Road Show hereinafter defined), as evidenced by its being specified in Exhibit B hereto.
     “Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.
     The Company has made available a “bona fide electronic road show,” as defined in Rule 433, in compliance with Rule 433(d)(8)(ii) (the “Bona Fide Electronic Road Show”) such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the Units.
     Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the Offering or until any earlier date that the Company notified or notifies the Placement Agent as described in Section 4(d), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Prospectus, or any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.
     Notwithstanding the foregoing, the representations and warranties of the Company set forth in this Section 2(b) shall not apply to information contained in or omitted from any preliminary prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Placement Agent specifically for use in the preparation thereof.
     At the time of filing the Registration Statement, any 462(b) Registration Statement and any post-effective amendments thereto and at the date of this Agreement, the Company was not and is not an “ineligible issuer” as defined in Rule 405.
     (c) The Company and its subsidiaries have been duly incorporated or formed and are validly existing as corporations or limited liability companies in good standing under the laws of their respective places of incorporation or formation, as the case may be, with requisite power and authority to own their properties and conduct their business as described in the Prospectus; the Company and each of its subsidiaries are duly qualified to do business as foreign corporations or limited liability companies under the laws of, and are in good standing as such in, each jurisdiction in which they own or lease substantial properties, have an office, or in which substantial business is conducted and such qualification is required except in any such case where the failure to so qualify or be in good standing would not have a material adverse effect upon the Company and its subsidiaries taken as a whole; and no proceeding of which the Company has knowledge has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.
     (d) Except as disclosed in the Registration Statement, the Company owns directly or indirectly 100 percent of the issued and outstanding capital stock or membership units, as applicable, of each of its subsidiaries, free and clear of any claims, liens, encumbrances or security interests and all of such capital stock and membership units have been duly authorized and validly issued and are fully paid and nonassessable.

     (e) The issued and outstanding units of interest in the Company (“Membership Units”) as set forth in the Prospectus have been duly authorized and validly issued, are fully paid and nonassessable, and conform to the description thereof contained in the Prospectus.
     (f) The Units have been duly authorized and when issued, delivered and paid for pursuant to this Agreement will be validly issued, fully paid and nonassessable, and will conform to the description thereof contained in the Prospectus.
     (g) The making and performance by the Company of this Agreement have been duly authorized by all necessary corporate action and will not violate any provision of the Company’s charter or bylaws and will not result in the breach, or be in contravention, of any provision of any agreement, franchise, license, indenture, mortgage, deed of trust, or other instrument to which the Company or any subsidiary is a party or by which the Company, any subsidiary or the property of any of them may be bound or affected, or any order, rule or regulation applicable to the Company or any subsidiary of any court or regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any subsidiary or any of their respective properties, or any order of any court or governmental agency or authority entered in any proceeding to which the Company or any subsidiary was or is now a party or by which it is bound. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated herein, except for compliance with the 1933 Act and blue sky laws applicable to the offering of the Units by the Placement Agent and clearance of such offering with the NASD. This Agreement has been duly executed and delivered by the Company.
     (h) The accountants who have expressed their opinions with respect to certain of the financial statements and schedules included in the Registration Statement are an independent registered public accounting firm as required by the 1933 Act and such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”).
     (i) The consolidated financial statements of the Company included in the Registration Statement, the Disclosure Package and the Prospectus present fairly the consolidated financial position of the Company as of the respective dates of such financial statements, and the consolidated statements of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein.
     The financial information set forth in the Prospectus under “Selected Financial Data” presents fairly on the basis stated in the Prospectus, the information set forth therein.
     The pro forma financial statements and other pro forma information included in the Registration Statement, the Disclosure Package and the Prospectus present fairly the information shown therein, have been prepared in accordance with generally accepted accounting principles and the Commission’s rules and guidelines with respect to pro forma financial statements and other pro forma information, have been properly compiled on the pro forma basis described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate under the circumstances.
     All disclosures contained in the Registration Statement and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the Commission’s rules and regulations) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the 1933 Act, to the extent applicable.
     (j) Neither the Company nor any subsidiary is in violation of its organizational documents or in default under any consent decree, or in default with respect to any material provision of any lease, loan agreement, franchise, license, permit or other contract obligation to which it is a party; and there does not exist any state of facts which constitutes an event of default as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default, in each case, except for defaults which neither singly nor in the aggregate are material to the Company and its subsidiaries taken as a whole.
     (k) There are no material legal or governmental proceedings pending, or to the Company’s knowledge, threatened to which the Company or any subsidiary is or may be a party or of which material property owned or leased by the Company or any subsidiary is or may be the subject, or related to environmental or discrimination matters which are not disclosed in the Prospectus, or which question the validity of this Agreement or any action taken or to be taken pursuant hereto or pursuant to the placement by the Placement Agent of the Units.
     (l) There are no holders of securities of the Company having rights to registration thereof or preemptive rights to purchase Membership Units except as disclosed in the Prospectus. All holders of registration rights have waived such rights with respect to the Offering.
     (m) The Company and each of its subsidiaries have good and marketable title to all the properties and assets reflected as owned in the financial statements hereinabove described (or elsewhere in the Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those, if any, reflected in such financial statements (or elsewhere in the Prospectus) or which are not material to the Company and its subsidiaries taken as a whole. The Company and each of its subsidiaries hold their respective leased properties which are material to the Company and its subsidiaries taken as a whole under valid and binding leases.
     (n) The Company has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units.
     (o) Subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, and except as contemplated by the Prospectus, the Company and its subsidiaries, taken as a whole, have not incurred any material liabilities or obligations, direct or contingent, nor entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in their condition (financial or otherwise) or results of operations nor any material change in their capital stock, membership units, short-term debt or long-term debt.
     (p) There is no material document of a character required to be described in the Registration Statement, the Disclosure Package or the Prospectus, or to be filed as an exhibit to the Registration Statement which is not described or filed as required.
     (q) The Company together with its subsidiaries owns and possesses all right, title and interest in and to, or has duly licensed from third parties, all patents, patent rights, trade secrets, inventions, know-how, trademarks, trade names, copyrights, service marks and other proprietary rights (“Trade Rights”) material to the business of the Company and each of its subsidiaries taken as a whole. Neither the Company nor any of its subsidiaries has received any notice of infringement, misappropriation or conflict from any third party as to such material Trade Rights which has not been resolved or disposed of and neither the Company nor any of its subsidiaries has infringed, misappropriated or otherwise conflicted with material Trade Rights of any third parties, which infringement, misappropriation or conflict would have a material adverse effect upon the condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole.
     (r) The conduct of the business of the Company and each of its subsidiaries is in compliance in all respects with applicable federal, state, local and foreign laws and regulations, except where the failure to be in compliance would not have a material adverse effect upon the condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole.
     (s) All offers and sales of the Company’s and its subsidiaries’ capital stock or membership units, as applicable, prior to the date hereof were at all relevant times exempt from the registration requirements of the 1933 Act and were duly registered with or the subject of an available exemption from the registration requirements of the applicable federal, state and local securities or blue sky laws.
     (t) The Company has filed all necessary federal, state and local income and franchise tax returns and has paid all taxes shown as due thereon, and there is no tax deficiency that has been, or to the knowledge of the Company might be, asserted against the Company or any of its properties or assets that would or could be expected to have a material adverse affect upon the condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole.
     (u) The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its subsidiaries, is made known to the principal executive officer and the principal financial officer. The Company will or has utilized such controls and procedures in preparing and evaluating the disclosures included in the Registration Statement, the Disclosure Package and the Prospectus.
     (v) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) amounts reflected on the Company’s consolidated balance sheet for assets are compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (w) The Company is not, and does not intend to conduct its business in a manner in which it would become, an “investment company” as defined in Section 3(a) of the Investment Company Act of 1940, as amended (“Investment Company Act”).
     (x) No transaction has occurred between or among the Company and any of its officers or directors, members or any affiliate or affiliates of any such officer or director or member that is required to be described in and is not described in the Registration Statement and the Prospectus.
     (y) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus. All policies of insurance and fidelity or surety bonds insuring the Company, its subsidiaries and their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost.
     (z) The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in compliance with all provisions of the Sarbanes-Oxley Act and all rules and regulations promulgated thereunder or implementing the provisions thereof that are then in effect and which the Company is required to comply with as of the effectiveness of the Registration Statement, and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect, upon the effectiveness of such provisions, or which will become applicable to the Company at all times after the effectiveness of the Registration Statement.
     (aa) None of the Company and its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. The Company is not aware of any threatened or pending litigation between the Company and any of its executive officers and has not received notice from any of its executive officers that such officer does not intend to remain in the employment of the Company.
     (bb) No authorization, approval, consent, order, registration, license or permit of any Governmental Authority, other than under the 1933 Act, the related rules and regulations adopted by the Commission thereunder and the rules and regulations of the state securities laws of the states in which offers or sales of the Units will be made, is required for the valid authorization, issuance, sale and delivery of the Units in accordance herewith or the consummation by the Company of the transactions contemplated by this Agreement.
          Section 3. Delivery and Payment. The Company and you each acknowledge that the sales of Units shall be made pursuant to a subscription agreement in substantially the form set forth on Exhibit C (the “Subscription Agreement”). The Company agrees that it shall not amend the Subscription Agreement without your written consent (including via electronic methods such as e-mail).
          Section 4. Covenants of the Company. The Company covenants and agrees that:
     (a) The Company will advise you promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose, or of any notification of the suspension of qualification of the Units for sale in any jurisdiction or the initiation or threatening of any proceedings for that purpose or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Units, and will also advise you promptly of any request of the Commission for amendment or supplement of the Registration Statement, of any preliminary prospectus or of the Prospectus or for additional information.
     (b) The Company will give you notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any Rule 462(b) Registration Statement or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Placement Agent which differs from the applicable prospectus on file at the Commission at the time the Registration Statement became or becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b)) and will furnish you with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which you or your counsel shall reasonably object.
     (c) If at any time when a prospectus relating to the Units is required to be delivered under the 1933 Act any event occurs as a result of which either of the Prospectus, including any amendments or supplements, would include an untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend either of the Prospectus, including any amendments or supplements thereto and including any revised prospectus which the Company proposes for use by the Placement Agent that differs from the applicable prospectus on file with the Commission at the time of effectiveness of the Registration Statement, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) to comply with the 1933 Act, the Company promptly will advise you thereof and will promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance; and, in case the Placement Agent is required to deliver a prospectus nine months or more after the effective date of the Registration Statement, the Company, upon request, will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the 1933 Act.
     (d) If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary to make the statements therein, in light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Placement Agent and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
     (e) Neither the Company nor any of its subsidiaries will, prior to the date of the closing of the offering, as described in the Prospectus (the “Closing Date”), incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business, except as contemplated by the Prospectus.
     (f) Neither the Company nor any of its subsidiaries will acquire any membership interests in the Company prior to the Closing Date nor will the Company declare or pay any dividend or make any other distribution upon the Membership Units payable to members on a date prior to the Closing Date, except in either case as contemplated by the Prospectus.

     (g) Not later than [                    , 2008] the Company will make generally available to its security holders an earnings statement (which need not be audited) covering a period of at least 12 months beginning after the effective date of the Registration Statement, which will satisfy the provisions of the last paragraph of Section 11(a) of the 1933 Act.
     (h) During such period as a prospectus is required by law to be delivered in connection with placement of the Units by the Placement Agent, the Company will furnish to you at its expense, subject to the provisions of Section 4(d) hereof, copies of the Registration Statement, the Prospectus, any Permitted Free Writing Prospectus hereinafter defined, each preliminary prospectus and all amendments and supplements to any such documents in each case as soon as available and in such quantities as you may reasonably request, for the purposes contemplated by the 1933 Act.
     (i) The Company will cooperate with the Placement Agent in qualifying or registering the Units for sale under the blue sky laws of such jurisdictions as you designate, and will continue such qualifications in effect so long as reasonably required for the distribution of the Units. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not currently qualified or where it would be subject to taxation as a foreign corporation.
     (j) During the period of five years hereafter, the Company will furnish you with a copy (i) as soon as practicable after the filing thereof, of each report filed by the Company with the Commission; (ii) as soon as practicable after the release thereof, of each material press release in respect of the Company; and (iii) as soon as available, of each report of the Company mailed to its members.
     (k) The Company will use the net proceeds received by it from the sale of the Units being sold by it in the manner specified in the Prospectus.
     (l) If, at the time of effectiveness of the Registration Statement, any information shall have been omitted therefrom in reliance upon Rule 430A, then the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b), copies of an amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted. If required, the Company will prepare and file, or transmit for filing, a Rule 462(b) Registration Statement. If a Rule 462(b) Registration Statement is filed, the Company shall make payment of, or arrange for payment of, the additional registration fee owing to the Commission required by Rule 111.
     (m) The Company will comply with all registration, filing and reporting requirements of the Exchange Act and will file with the Commission in a timely manner all reports required by Rule 463 and will furnish you copies of any such reports as soon as practicable after the filing thereof; and the Company and its subsidiaries will comply in all material respects with all applicable provisions of the Sarbanes-Oxley Act.
     (n) The Company and its subsidiaries will maintain such controls and other procedures, including without limitation those required by the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act are recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, to ensure that material information relating to Company, including its subsidiaries, is made known to them by others within those entities.
     (o) The Company and its subsidiaries will maintain a system of internal accounting controls designed to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) amounts reflected on the Company’s consolidated balance sheet for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (p) The Company represents and agrees that, unless it obtains the prior consent of the Placement Agent, it has not made and will not make any offer relating to the Units that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Placement Agent or by the Company and the Placement Agent, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record-keeping.
          Section 5. Payment of Expenses. Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective as to all of its provisions or is terminated, the Company agrees to pay (i) all costs, fees and expenses incurred by the Company and the Placement Agent in connection with the performance by either under this Agreement, including without limiting the generality of the foregoing, all fees and expenses of legal counsel for the Placement Agent and for the Company and of the Company’s independent accountants, all costs and expenses incurred in connection with the preparation, printing, filing and distribution (including electronic delivery) of the Registration Statement, each preliminary prospectus, any Permitted Free Writing Prospectus and the Prospectus (including all exhibits and financial statements), and all amendments and supplements provided for herein, this Agreement and a blue sky memorandum; (ii) all fees and expenses incurred by the Company and the Placement Agent with respect to the sale and delivery of the Units; and (iii) all costs, fees and expenses incurred by the Company and the Placement Agent (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Units made by the Placement Agent caused by a breach of the representation contained in the second paragraph of Section 2(b). The Company shall make any payment required under this Section 5 promptly upon submission of a statement or invoice therefor from the Placement Agent.
          Section 6. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent to offer and deliver the Units on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company herein set forth as of the date hereof and as of the Closing Date, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following additional conditions:
     (a) The Registration Statement shall have become effective, and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company or you, shall be contemplated by the Commission. If the Company has elected to rely upon Rule 430A, the information concerning the offering price of the Units and price-related information shall have been transmitted to the Commission for filing pursuant to Rule 424(b) in the manner and within the prescribed time period (without reliance on Rule 424(b)(8)) and the Company will provide evidence satisfactory to the Placement Agent of such timely filing (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rules 430A and 424(b)). If a Rule 462(b) Registration Statement is required, such Registration Statement shall have been transmitted to the Commission for filing and become effective within the prescribed time period and, prior to the Closing Date, the Company shall have provided evidence of such filing and effectiveness in accordance with Rule 462(b).
     (b) The Units shall have been qualified for sale under the blue sky laws of such states as shall have been agreed to by the Placement Agent and the Company.
     (c) The legality and sufficiency of the authorization, issuance and sale or transfer and sale of the Units hereunder, the validity and form of the certificates representing the Units, the execution and delivery of this Agreement and all corporate proceedings and other legal matters incident thereto, and the form of the Registration Statement, the Disclosure Package, and the Prospectus (except financial statements) shall have been approved by counsel for the Placement Agent exercising reasonable judgment.
     (d) You shall not have advised the Company that the Registration Statement, the Disclosure Package, the Prospectus or any amendment or supplement thereto contains an untrue statement of fact, which, in the opinion of counsel for the Placement Agent, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or necessary to make the statements therein not misleading.
     (e) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company or its subsidiaries, whether or not arising in the ordinary course of business, which, in the judgment of the Placement Agent, makes it impractical or inadvisable to proceed with the Offering as contemplated hereby.
     (f) There shall have been furnished to you, as Placement Agent, on the Closing Date, except as otherwise expressly provided below:
     (i) An opinion of Brown, Winick, Graves, Gross, Baskerville and Schoenbaum, P.L.C., counsel for the Company, addressed to the Placement Agent and dated the Closing Date, as set forth on Exhibit D.
     (ii) Such opinion or opinions of Michael Best & Friedrich LLP, counsel for the Placement Agent, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Units, the Registration Statement, the Disclosure Package and other related matters as you may reasonably require, and the Company shall have furnished to such counsel such documents and shall have exhibited to them such papers and records as they request for the purpose of enabling them to pass upon such matters.
     (iii) A certificate of the chief executive officer and the principal financial officer of the Company, dated the Closing Date, to the effect that:
     (1) the representations and warranties of the Company set forth in Section 2 of this Agreement are true and correct as of the date of this Agreement and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;
     (2) the Commission has not issued an order preventing or suspending the use of the Prospectus or any preliminary prospectus filed as a part of the Registration Statement, or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the best knowledge of the respective signers, no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act; and
     (3) subsequent to the date of the most recent financial statements included in the Registration Statement and Prospectus, and except as set forth or contemplated in the Prospectus, (A) none of the Company and its consolidated subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, and (B) there has not been any change that has had or would have a material adverse effect upon the Company and its subsidiaries taken as a whole or any material change in their short-term debt or long-term debt.
The delivery of the certificate provided for in this subparagraph shall be and constitute a representation and warranty of the Company as to the facts required in the immediately foregoing clauses to be set forth in said certificate.
     (iv) On the Closing Date, there shall be delivered to you a letter addressed to you, as Placement Agent, from Christianson & Associates, PLLP, an independent registered public accounting firm, dated the Closing Date, to the effect set forth in Exhibit E. There shall not have been any change or decrease specified in the letters referred to in this subparagraph which makes it impractical or inadvisable in the judgment of the Placement Agent to proceed with the offering or purchase of the Units as contemplated hereby.
     (v) A certificate of the chief executive officer and the principal financial officer of the Company, dated the Closing Date, verifying the truth and accuracy of such statistical or financial figures regarding the Company included in the Prospectus which you may reasonably request and which have not been otherwise verified by the letters referred to in clause (iv) above, such verification to include the provision of documentary evidence supporting any such statistical or financial figure.
     (vi) Such further certificates and documents as you may reasonably request.
          All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are satisfactory to you and to Michael Best & Friedrich LLP, counsel for the Placement Agent, which approval shall not be unreasonably withheld. The Company shall furnish you with such manually signed or conformed copies of such opinions, certificates, letters and documents as you request.
          If any condition to the Placement Agent’s obligations hereunder to be satisfied prior to or at the Closing Date is not so satisfied, this Agreement at your election will terminate upon notification to the Company without liability on the part of you, as Placement Agent, or the Company, except for the expenses to be paid or reimbursed by the Company pursuant to Sections 5 and 7 hereof and except to the extent provided in Section 9 hereof.
          Section 7. Reimbursement of Placement Agent’s Expenses. If the sale of the Units is not consummated on the Closing Date because any condition of the Placement Agent’s obligations hereunder is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, unless such failure to satisfy such condition or to comply with any provision hereof is due to the default or omission of the Placement Agent, the Company agrees to reimburse you upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by you in connection with the proposed offering and the sale of the Units. Any such termination shall be without liability of any party to any other party except that the provisions of this Section 7, Section 5 and Section 9 shall at all times be effective and shall apply.
          Section 8. Effectiveness of Registration Statement. You and the Company will use your and its best efforts to cause the Registration Statement to become effective, if it has not yet become effective, and to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement and, if such stop order be issued, to obtain as soon as possible the lifting thereof.
          Section 9. Indemnification.
          (a) The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of the 1933 Act or the Exchange Act against any losses, claims, damages, obligations, penalties, judgments, awards, costs, disbursements and liabilities, joint or several (each a “Liability”), to which the Placement Agent or any such controlling person may become subject under the 1933 Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such Liability (or actions in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A, any preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Placement Agent and any such controlling person for any legal or other expenses reasonably incurred by the Placement Agent or any such controlling person in connection with investigating or defending any such Liability. In addition to its other obligations under this Section 9(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any Liability, it will reimburse the Placement Agent and any such controlling person on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company’s obligation to reimburse you for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. This indemnity agreement will be in addition to any liability which the Company may otherwise have.
          (b) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Company under this Section 9, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve the Company from any liability which it may have to any indemnified party except to the extent that the Company was prejudiced by such failure to notify. In case any such action is brought against an indemnified party, and it notifies the Company of the commencement thereof, the Company will be entitled to participate in, and, to the extent that it may wish to, assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the Company and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the Company, or the indemnified parties and the Company may have conflicting interests which would make it inappropriate for the same counsel to represent both of them, the indemnified party or parties shall have the right to select separate counsel to assume such legal defense and otherwise to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice to an indemnified party from the Company of its election so to assume the defense of such action and approval by such indemnified party of counsel, the Company will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) such indemnified party shall have employed such counsel in connection with the assumption of legal defense in accordance with the proviso to the next preceding sentence (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel, approved by the Placement Agent in the case of paragraph (a) representing all indemnified parties not having different or additional defenses or potential conflicting interest among themselves who are parties to such action), (ii) the Company shall not have employed counsel satisfactory to such indemnified party to represent such indemnified party within a reasonable time after notice of commencement of the action or (iii) the Company has authorized the employment of counsel for such indemnified party at the expense of the Company. The Company shall not, without the prior written consent of any indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement unconditionally releases such indemnified party from all liability arising out of such proceeding.
          (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under paragraph (a) hereof in respect of any losses, claims, damages or liabilities referred to therein, then the Company, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Placement Agent from the Offering or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Placement Agent in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The respective relative benefits received by the Company and the Placement Agent shall be deemed to be in the same proportion, in the case of the Company, as the total price paid to the Company for the Units sold to Investors as part of the Offering (net of any fees paid to the Placement Agent, but before deduction of expenses) bears to, and in the case of the Placement Agent, as the fees received by it from the Company hereunder bears to, the total of such amounts paid to the Company pursuant to the Offering and fees received by the Placement Agent hereunder, in each case as contemplated by the Prospectus. The relative fault of the Company and the

Placement Agent shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or by the Placement Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by any indemnified party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.
The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 9(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
          (d) The provisions of this Section 9 shall survive any termination of this Agreement.
          Section 10. Effective Date. This Agreement shall be effective immediately.
     Section 11. Termination. This Agreement may be terminated by the Company by notice to you or by you by notice to the Company, and any such termination shall be without liability on the part of the Company to you (except for the expenses to be paid or reimbursed pursuant to Section 5 hereof and except to the extent provided in Section 9 hereof) or of you to the Company.
          Section 12. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent or the Company or any of its or their partners, principals, members, officers or directors or any controlling person, and will survive delivery of and payment for the Units sold hereunder.
          Section 13. Notices. All communications hereunder will be in writing and, if sent to the Placement Agent will be mailed, delivered or telegraphed and confirmed to you c/o William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, with copies to Gregory J. Lynch, c/o Michael Best & Friedrich LLP, One South Pinckney Street, Suite 700, Madison, Wisconsin 53703; if sent to the Company will be mailed, delivered or telegraphed and confirmed to the Company at its corporate headquarters with a copy to Brown, Winick, Graves, Gross, Baskerville and Schoenbaum, P.L.C.
          Section 14. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the offering and sale of the Units pursuant to this Agreement, including the determination of the offering price of the Units, and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Placement Agent, on the other hand, (b) in connection with the Offering and the process leading to such transaction the Placement Agent is and has been acting solely as a principal and is not the agent or fiduciary of the Company or its members, creditors, employees or any other party, (c) the Placement Agent has not assumed nor will it assume an advisory or fiduciary responsibility in favor of the Company with respect to the Offering or the process leading thereto (irrespective of whether the Placement Agent has advised or is currently advising the Company on other matters) and the Placement Agent has no obligation to the Company with respect to the Offering except the obligations expressly set forth in this Agreement, (d) the Placement Agent and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and (e) the Placement Agent has not provided any legal, accounting, regulatory or tax advice with respect to the Offering and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.
          Section 15. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, personal representatives and assigns, and to the benefit of the Other Indemnified Parties referred to in Section 9, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Units as such from the Company merely by reason of such purchase.
          Section 16. Partial Unenforceability. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other section, paragraph or provision hereof.
          Section 17. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.
          Section 18. Integration. Each exhibit to this Agreement is hereby incorporated into and made part of this Agreement by reference. This Agreement and the exhibits hereto represent the entire agreement of the parties with respect to the subject matter hereof and supersede and replace any prior understandings and agreements with respect to the subject matter hereof (including, without limitation, the engagement letter dated September 24, 2007 between you and the Company) and no provision or document of any kind shall be included in or form a part of such agreement unless signed and delivered to the other party by the party to be charged.
          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and you, as the Placement Agent, all in accordance with its terms.

Very truly yours,

AMAIZING ENERGY HOLDING COMPANY, LLC

By:
Name:

Title:

The foregoing Agreement is hereby
confirmed and accepted as of
the date first above written.

William Blair & Company, L.L.C.

By:	William Blair & Company, L.L.C.

By:
Principal

Exhibit A
Scope of Services; Fees
     On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement between the Company and the Placement Agent, the Placement Agent shall be the Company’s exclusive placement agent, on a reasonable best efforts basis, in connection with the issuance and sale by the Company of the Units to the Investors; provided, however, that for the purposes hereof, “Investors” shall not include any purchaser of the Units that bases its decision to invest in the Company solely or primarily on information received at a retail equity drive meeting conducted by the Company and Smith Hayes Financial Services Corporation.
     As compensation for services rendered, on the Closing Date (as defined below), the Company shall pay to the Placement Agent by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an amount equal to (a) six percent (6%) of the gross proceeds received by the Company from the sale of the Units (the “Proceeds”) up to Twenty Million Dollars ($20,000,000); plus (b) if the Proceeds should exceed Twenty Million Dollars ($20,000,000), (i) if the Proceeds are greater than or equal to Twenty Million One Hundred Thousand Dollars ($20,100,000), One Million Two Hundred Thousand Dollars ($1,200,000) plus five percent (5%) of the amount by which the Proceeds exceed Twenty Million One Hundred Thousand Dollars ($20,100,000), plus (ii) if the Proceeds are greater than or equal to Thirty Million One Hundred Thousand Dollars ($30,100,000), One Million Seven Hundred Thousand Dollars ($1,700,000) plus four percent (4%) of the amount by which the Proceeds exceed Thirty Million One Hundred Thousand Dollars ($30,100,000), plus (iii) if the Proceeds are greater than or equal to Forty Million Dollars ($40,000,000), Two Million One Hundred Thousand Dollars ($2,100,000) plus three and one half percent (3.5%) of the amount by which the Proceeds exceed Forty Million Dollars ($40,000,000).
Exhibit A-1

Exhibit B
Issuer General Use Free Writing Prospectus
Free Writing Prospectus filed September 20, 2007 relating to the Company’s investor presentation.
Exhibit B-1

Exhibit C
Subscription Agreement
Exhibit C-1

Exhibit D
Legal Opinion of Brown, Winick, Graves, Gross, Baskerville and Schoenbaum, P.L.C.
     (1) the Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Iowa with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company has been duly qualified to do business as a foreign corporation under the law of, and is in good standing as such in, every jurisdiction where the ownership or leasing of property, or the conduct of its business requires such qualification except where the failure so to qualify would not have a material adverse effect upon the condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole;
     (2) an opinion to the same general effect as clause (1) above in respect of each direct and indirect subsidiary of the Company;
     (3) all of the issued and outstanding capital stock of or other unit of capital interest in each subsidiary of the Company has been duly authorized, validly issued and is fully paid and nonassessable, and, except as disclosed in the Registration Statement, the Company owns directly or indirectly 100 percent of the outstanding capital stock of or other unit of capital interest in each subsidiary, and to the best knowledge of such counsel, such stock or other capital interest is owned free and clear of any claims, liens, encumbrances or security interests;
     (4) the outstanding Membership Units of the Company, the amount of which is set forth in the Registration Statement and the Prospectus (except for subsequent issuances, if any, pursuant to options or other rights referred to in the Prospectus), conforms as to legal matters in all material respects to the description thereof in the Registration Statement and the Prospectus;
     (5) the issued and outstanding Membership Units of the Company have been duly authorized and validly issued and are fully paid and nonassessable;
     (6) the certificates for the Units to be placed hereunder are in due and proper form, and when duly countersigned by the Company’s transfer agent and delivered to you or upon your order, against payment of the agreed consideration therefor in accordance with the provisions of this Agreement, the Units represented thereby will be duly authorized and validly issued, fully paid and nonassessable;
     (7) the Registration Statement has become effective under the 1933 Act; any required filings of the Prospectus pursuant to Rule 424(b) have been made in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)); any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the Registration Statement (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b)), each of the Prospectus, and each amendment or supplement thereto (except for the financial statements and other statistical or financial data included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1933 Act; the statements in the Registration Statement and the Prospectus summarizing statutes, rules and regulations are accurate and fairly and correctly present the information required to be presented by the 1933 Act or the rules and regulations thereunder, in all material respects and such counsel does not know of any statutes, rules and regulations required to be described or referred to in the Registration Statement or the
Exhibit D-1

Prospectus that are not described or referred to therein as required; and such counsel does not know of any legal or governmental proceedings pending or threatened required to be described in the Prospectus which are not described as required, nor of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed, as required;
     (8) the statements under the captions “Description of Business – Effect of the Reorganization and Merger,” “Description of Business – Regulatory Permits,” “Management’s Discussion and Analysis and Plan of Operation – Liquidity and Capital Resources,” “Compensation of Executive Officers and Directors,” “Certain Relationships and Related Transactions,” “Description of Membership Units” and “Units Eligible for Future Sale” in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such documents and matters;
     (9) this Agreement and the performance of the Company’s obligations hereunder have been duly authorized by all necessary limited liability company action and this Agreement has been duly executed and delivered by and on behalf of the Company, and is a legal, valid and binding agreement of the Company, except as enforceability of the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights and by the exercise of judicial discretion in accordance with general principles applicable to equitable and similar remedies and except as to those provisions relating to indemnities for liabilities arising under the 1933 Act as to which no opinion need be expressed; and no approval, authorization or consent of any public board, agency, or instrumentality of the United States or of any state or other jurisdiction is necessary in connection with the issue or sale of the Units pursuant to this Agreement (other than under the 1933 Act, applicable blue sky laws and the rules of the NASD) or the consummation by the Company of any other transactions contemplated hereby;
     (10) the execution and performance of this Agreement will not contravene any of the provisions of or result in a default under, any agreement, franchise, license, indenture, mortgage, deed of trust or other instrument known to such counsel, of the Company or any of its subsidiaries or by which the property of any of them is bound and which contravention or default would be material to the Company and its subsidiaries taken as a whole; or violate any of the provisions of the organizational documents of the Company or any of its subsidiaries or, so far as is known to such counsel, violate any statute, order, rule or regulation of any regulatory or governmental body having jurisdiction over the Company or any of its subsidiaries;
     (11) to such counsel’s knowledge, all offers and sales of the Company’s membership interests since December 27, 2006, were at all relevant times exempt from the registration requirements of the 1933 Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws; and
     (12) the Company is not an “investment company” or a person “controlled by” an “investment company” within the meaning of the Investment Company Act.
     In addition, such counsel shall state that nothing has come to the attention of such counsel which causes such counsel to believe that either the Registration Statement (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b)) or the Prospectus, or the Registration Statement or the Prospectus as amended or supplemented (except for the financial statements and other statistical or financial data included therein as to which such counsel need express no opinion), as of their respective effective or issue dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the
Exhibit D-2

statements therein not misleading or that the Prospectus as amended or supplemented, if applicable, as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or that the Disclosure Package (except for the financial statements and other statistical or financial data included therein as to which such counsel need express no opinion), as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made.
     In rendering such opinion, such counsel may state that they are relying upon the certificate of the Company, as the transfer agent for the Units, as to the number of units of interest in the Company at any time or times outstanding, and that insofar as their opinion relates to the accuracy and completeness of the Registration Statement, the Disclosure Package, and the Prospectus, it is based upon a general review with the Company’s representatives and independent accountants of the information contained therein, without independent verification by such counsel of the accuracy or completeness of such information. Such counsel may also rely upon the opinions of other competent counsel and, as to factual matters, on certificates of officers of the Company and of state officials, in which case their opinion is to state that they are so doing and copies of said opinions or certificates are to be attached to the opinion unless said opinions or certificates (or, in the case of certificates, the information therein) have been furnished to the Placement Agent in other form.
Exhibit D-3

Exhibit E
Comfort Letter of Christianson & Associates, PLLP
          (1) They are an independent registered public accounting firm with respect to the Company and its subsidiaries within the meaning of the 1933 Act.
          (2) In their opinion the consolidated financial statements of the Company and its subsidiaries included in the Registration Statement, the Disclosure Package, the Prospectus and the consolidated financial statements of the Company from which the information presented under the captions “Summary Financial and Other Data” and “Selected Financial Data” has been derived which are stated therein to have been examined by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the related rules and regulations adopted by the Commission.
          (3) On the basis of specified procedures (but not an examination in accordance with generally accepted auditing standards), including inquiries of certain officers of the Company and its subsidiaries responsible for financial and accounting matters as to transactions and events subsequent to December 31, 2006, a reading of minutes of meetings of the members and directors of the Company and its subsidiaries since December 31, 2006, a reading of the latest available interim unaudited consolidated financial statements of the Company and its subsidiaries (with an indication of the date thereof) and other procedures as specified in such letter, nothing came to their attention which caused them to believe that (i) the unaudited consolidated financial statements of the Company and its subsidiaries included in the Registration Statement, the Disclosure Package and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the related rules and regulations adopted by the Commission or that such unaudited financial statements are not fairly presented in accordance with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement, the Disclosure Package and the Prospectus; (ii) the pro forma information of the Company and its subsidiaries included in the Registration Statement, the Disclosure Package and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the related rules and regulations adopted by the Commission or that such pro forma information are not fairly presented in accordance with generally accepted accounting principles or that the assumptions used in the preparation thereof are not reasonable and the adjustments used therein are not appropriate under the circumstances; and (iii) at a specified date not more than five days prior to the date thereof in the case of the first letter and not more than two business days prior to the date thereof in the case of the second and third letters, there was any change in the membership interests or long-term debt or short-term debt (other than normal payments) of the Company and its subsidiaries on a consolidated basis or any decrease in consolidated net current assets or consolidated members’ equity as compared with amounts shown on the latest unaudited balance sheet of the Company included in the Registration Statement, the Disclosure Package and the Prospectus or for the period from the date of such balance sheet to a date not more than five days prior to the date thereof in the case of the first letter and not more than two business days prior to the date thereof in the case of the second and third letters, there were any decreases, as compared with the corresponding period of the prior year, in consolidated net sales, consolidated income before income taxes or in the total or per-unit amounts of consolidated net income except, in all instances, for changes or decreases which the Prospectus disclose have occurred or may occur or which are set forth in such letter.
          (4) They have carried out specified procedures, which have been agreed to by the Placement Agent, with respect to certain information in the Prospectus specified by the Placement Agent,
Exhibit E-1

and on the basis of such procedures, they have found such information to be in agreement with the general accounting records of the Company and its subsidiaries.
Exhibit E-2